UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21043

Pioneer High Income Trust
 (Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  March 31, 2020

Date of reporting period:  April 1, 2019 through March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer High
Income Trust

Annual Report | March 31, 2020

Ticker Symbol:	PHT

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer High Income Trust | Annual Report | 3/31/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019 and then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the early days of 2020 have reminded us, in today’s global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term
2 Pioneer High Income Trust | Annual Report | 3/31/20

investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Income Trust | Annual Report | 3/31/20 3

Portfolio Management Discussion | 3/31/20
In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the 12-month period ended March 31, 2020. Mr. Feltus, Co-Director of High Yield and a portfolio manager at Amundi Pioneer Asset Management (Amundi Pioneer), is responsible for the day-to-day management of the Trust, along with Matthew Shulkin, a vice president and a portfolio manager at Amundi Pioneer, and Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi Pioneer.
Q    How did the Trust perform during the 12-month period ended March 31, 2020?
A    Pioneer High Income Trust returned -19.93% at net asset value (NAV) and -21.49% at market price during the 12-month period ended March 31, 2020. During the same 12-month period, the Trust’s benchmark, the ICE Bank of America U.S. High Yield Index (the ICE BofA Index), returned -7.45% at NAV. The ICE BofA Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the ICE BofA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same 12-month period, the average return at NAV of the 40 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was -12.58%, and the average return (at market price) of the 40 closed end funds in the same Morningstar category was -15.69%.
The shares of the Trust were selling at an 11.4% discount to NAV at the end of the 12-month period. Comparatively, the shares of the Trust were selling at a 9.7% discount to NAV on March 31, 2019.
On March 31, 2020, the standardized 30-day SEC yield of the Trust’s shares was 16.06%*.
Q    How would you describe the investment environment in the high-yield debt market during the 12-month period ended March 31, 2020?
A    Entering the period in April 2019, deteriorating global economic growth driven in part by the U.S.-China trade war was counterbalanced by the continued easing of global monetary policy by various central banks. U.S. economic growth held up better than growth in other developed markets,
*     The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust’s portfolio securities during the period indicated.
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due to a healthy consumer confidence data and continued strong employment figures. However, the plummeting manufacturing purchasing managers’ index (PMI), increased tariffs due to the U.S.-China trade situation, and a downward trend in non-farm payrolls increased market participants’ concerns about a possible U.S. recession. In particular, the on-again, off-again trade negotiations increased market volatility. Responding to those concerns, the U.S. Federal Reserve System (Fed) not only lowered the federal funds rate by 25 basis points (bps) in July, but in September and December as well. (A basis point is equal to 1/100th of a percentage point.)
U.S. Treasury yields declined across the yield curve and fixed-income market returns were buoyed by falling rates as the 2019 calendar year drew to a close. In addition, the U.S. and China announced a “phase one” trade agreement in December, which further bolstered financials markets heading into 2020.
In the first quarter of 2020 (the final three months of the 12-month period), however, performance in the financial markets worsened dramatically, driven by the effects of the COVID-19 virus, which emerged in China but soon became a global pandemic. Global economies ground to a near halt during March as public health concerns led to the rapid implementation by governments and companies of extreme measures focused on virus containment, including the shuttering of businesses deemed non-essential. Compounding the extreme market volatility and economic distress was the plummeting of oil prices to 20-year lows in response to slumping global demand resulting not only from the spread of COVID-19, but also from a supply shock spurred by a price war launched on March 8 between Saudi Arabia and Russia.
Uncertainty over the scope and duration of the pandemic crisis and the need for cash drove wholesale liquidations across most asset classes and a “flight-to-safety” trade that resulted in U.S. Treasury yields hitting historic lows. Significant selling in U.S. dollar (USD) fixed-income markets eventually stressed markets and led to price dislocations in all segments, even Treasury bonds.
The unprecedented shutting down of much of the U.S. economy due to COVID-19 spurred extraordinary monetary and fiscal policy responses. The Fed jumped into action by dusting off its 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and boosting investors’ confidence. The measures included reducing the benchmark federal funds rate to zero
Pioneer High Income Trust | Annual Report | 3/31/20 5

and committing to making unlimited purchases of U.S. Treasuries and agency mortgage-backed securities (MBS), if necessary, as well as providing support for commercial paper issuance, mutual fund liquidity needs, and the issuance of asset-backed securities (ABS). Additionally, the Fed entered uncharted waters with the announcement on March 23 of purchasing programs in support of investment-grade corporate bonds in both the new-issue and secondary markets. For its part, the U.S. government took steps to backstop the domestic economy with the passage of a stimulus bill in excess of $2 trillion, with the goal of assisting both individuals and businesses. Congressional leaders and the White House also were in discussions about possible further stimulus legislation as the 12-month period ended.
Returns for high-yield corporate bonds were well into negative territory for the 12-month period, given the spike in risk-aversion among market participants seen late in the period. The backdrop of declining oil prices further weighed on high-yield returns as energy issuers represent a significant portion of the ICE BofA Index, the Trust’s benchmark. Within the high-yield market, lower-rated issues generally lagged higher-rated credits, with CCC-rated bonds underperforming BB issues.
Q    What factors affected the Trust’s performance relative to the benchmark ICE BofA Index during the 12-month period ended March 31, 2020?
A    In broad terms, the Trust carried leveraged exposure to the high-yield market and was positioned for a reasonably strong economy and low-default environment going into the 2020 calendar year. That positioning weighed on benchmark-relative performance given the dislocation in the markets seen in the wake of the COVID-19 crisis.
In terms of credit quality, the Trust’s significant underweight to higher-quality issues in the BB-rating range of the high-yield market constrained benchmark-relative returns as that segment of the market saw more modest declines than lower-rated assets for the 12-month period. In sector terms, a modest portfolio overweight to energy issues also detracted from the Trust’s benchmark-relative returns as the sector struggled more than the rest of the market given the severe weakness in oil prices. On the positive side, an overweight to financials within high yield benefited the Trust’s benchmark-relative results during the 12-month period as the sector held up relatively well, aided by the increased capital standards required of banks in the years following the 2008/2009 financial crisis.
6 Pioneer High Income Trust | Annual Report | 3/31/20

Within energy, our preference for investing the portfolio in midstream pipeline companies, with minimal exposure to exploration & production companies that typically have been most directly affected by short-term changes in the price of oil, proved beneficial for the Trust’s benchmark-relative returns. Within energy, the leading individual positive contributors to the Trust’s benchmark-relative performance included positions in Global Partners, a midstream company providing pipeline, storage, and transportation services to energy producers. In contrast, the Trust’s exposure to the debt of oilfield services provider FTS International was a top detractor from benchmark-relative results as market participants anticipated that a restructuring of the company would be necessary with its hydrofracking activities having ground to a halt.
Outside of energy, within telecommunications, the Trust’s exposure to the debt of Frontier Communications detracted from benchmark-relative performance, as the default of Frontier’s peer company Windstream, after it lost a court case related to a spin-off of assets, acted as a drag on the entire wireline segment of the market throughout the 12-month period. (The Trust still had some exposure to Windstream’s debt as of March 31, 2020.) In addition, Frontier has been evaluating a restructuring of its debt, and the market began to anticipate a Chapter 11 bankruptcy filing as the 12-month period progressed.
The portfolio’s allocation to Golden Nugget was another detractor from the Trust’s benchmark-relative returns as the backdrop of consumers sheltering in place as part of the social-distancing measures due to COVID-19 dimmed the casino operator’s outlook. Another detractor from the Trust’s benchmark-relative performance was Diamond Sports, a regional sports network that saw the outlook for its debt deteriorate further with the absence of sports-related content resulting from COVID-19 containment measures that led to sports leagues and organizations halting activities.
A positive contributor to the Trust’s benchmark-relative results during the 12-month period was an out-of-benchmark allocation to insurance-linked securities (ILS), which are issued by property-and-casualty insurers seeking to mitigate the impact of claims payments arising from natural disasters. ILS typically have little or no correlation to other risk markets and have offered relative liquidity during credit-market dislocations. We continue to view exposure to ILS as potentially helping to bolster the Trust’s income and risk-reward profile over the long-term. The Trust’s modest off-benchmark position in floating-rate bank loans did not have a material impact on benchmark-relative performance during the 12-month period.
Pioneer High Income Trust | Annual Report | 3/31/20 7

Finally, the Trust’s below-benchmark stance with respect to overall portfolio duration weighed modestly on relative returns as interest rates declined over the 12-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Q    Did the Trust’s yield, or dividend distributions to shareholders change during the 12-month period ended March 31, 2020?
A    The Trust’s dividend** remained at 6.75 cents per share/per month during the 12-month period, based on management’s assessment of a sustainable level of income generation.
Q    Did the level of leverage in the Trust change during the 12-month period ended March 31, 2020?
A    The Trust employs leverage through a credit agreement.
As of March 31, 2020, 31.8% of the Trust’s total managed assets were financed by leverage, or borrowed funds, compared with 30.2% of the Trust’s total managed assets financed by leverage at the start of the 12-month period on April 1, 2019. During the 12-month period, the Trust reduced the absolute amount of funds borrowed by a total of $26 million, to $99 million as of March 31, 2020. The percentage of the Trust’s total managed assets financed by leverage increased during the 12-month period due to a decrease in the total managed assets of the Trust.
Q    Did the Trust have any exposure to derivative securities during the 12-month period ended March 31, 2020? If so, did the investments have a material effect on the Trust’s performance?
A    Yes, the Trust had investments in foreign forward currency transactions during the period, which had a slight positive impact on benchmark-relative performance during the 12-month period. The portfolio also had a position in CDX, a credit-default-swap index security, which declined in line with the overall high-yield market during the 12-month period.
Q    What is your investment outlook?
A    A global recession appears to be a near certainty in the wake of the COVID-19 crisis. The U.S. economy is roughly 70% service-based, and those segments of the economy have taken a direct and serious hit from the virus-containment measures. Manufacturing activity has largely shut down as well, given the bleak employment outlook and a weakened consumer
** Dividends are not guaranteed.
8 Pioneer High Income Trust | Annual Report | 3/31/20

outlook. On the plus side, the monetary and fiscal policy responses by the Fed and the U.S. government have been extraordinarily rapid, in contrast to the 2008 financial crisis. However, it is difficult to predict the extent to which these measures will be sufficient to prevent further deterioration in investor sentiment, let alone support a “V-shaped,” or sharp recovery.
Historically, recessions have typically been caused by policy mistakes, such as failures in oversight that lead to market speculation, the Fed’s tightening monetary policy prematurely, or simply by a winding down or “pause” in business cycles. By contrast, the impending recession is the result of a public health and scientific challenge. Debtors have been granted a significant degree of forbearance, which we view as appropriate under the current circumstances. That is not to say there will not be collateral damage to companies with weak business models or households that have been unable to save or otherwise bolster their finances. However, over a long-term horizon we do not anticipate seeing the levels of capital impairment currently embedded in high-yield security valuations.
In broad terms, the Trust portfolio’s current positioning is designed to allow it to benefit from any potential recovery in credit markets. In our view, the high-yield market has experienced a dislocation between fundamentals and valuations caused primarily by a liquidity squeeze and panic selling. March 2020 saw high-yield spreads go from their tightest levels for the cycle to their widest levels for the cycle. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Current spread levels have indicated that the high-yield market has priced in a default rate that we have not seen since the Great Depression of the 1930s, which is higher than our expected default-rate scenario, leading us to believe that the market has overshot to the downside. While we have been selectively reducing the Trust’s exposure to credits where we have specific concerns, in general, we have been looking to reinvest those proceeds into stronger credits at attractive pricing levels. At the same time, the Trust’s cost of leverage has dropped primarily as a result of the Fed’s cutting rates to zero.
With high-yield corporate spreads well above their long-term averages, we believe investors are receiving fair compensation for taking on credit risk. As the year progresses, we believe we could see spread compression should the global economy begin to recover.
As always, we will utilize intensive research when picking the Trust’s investments, with a focus on the fundamentals and the risk/reward profile of each individual security.
Pioneer High Income Trust | Annual Report | 3/31/20 9

Please refer to the Schedule of Investments on pages 15–37 for a full listing of Trust securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk.
The Trust may invest in securities of issuers that are in default or that are in bankruptcy.
The Trust may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
When interest rates rise, the prices of fixed-income securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Trust will generally rise.
Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust’s assets in illiquid securities may restrict the Trust’s ability to take advantage of market opportunities.
10 Pioneer High Income Trust | Annual Report | 3/31/20

The Trust employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Trust’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.
The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust’s shares.
These risks may increase share price volatility.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Income Trust | Annual Report | 3/31/20 11

Portfolio Summary | 3/31/20

Portfolio Diversification

(As a percentage of total investments)*

†  Amount rounds to less than 0.1%.

10 Largest Holdings

(As a percentage of total investments)*

1.	Hanover Insurance Group, Inc., 7.625%, 10/15/25	2.05%
2.	Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps), 6/15/58 (144A)	1.52
3.	Fixed Income Trust Series 2013-A, 7.697%, 10/15/97 (144A)	1.41
4.	Hercules LLC, 6.5%, 6/30/29	1.33
5.	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)	1.21
6.	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	1.18
7.	Sprint Corp., 7.125%, 6/15/24	1.12
8.	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	1.12
9.	Meritor, Inc., 7.875%, 3/1/26	1.08
10.	Calpine Corp., 5.75%, 1/15/25	1.00

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12 Pioneer High Income Trust | Annual Report | 3/31/20

Prices and Distributions | 3/31/20

Market Value per Share^

	3/31/20	3/31/19
Market Value	$6.42	$8.95
Discount	(11.4)%	(9.7)%

Net Asset Value per Share^

	3/31/20	3/31/19
Net Asset Value	$7.25	$9.91

Distributions per Share: 4/1/19 – 3/31/20

Net Investment	Short-Term	Long-Term
Income	Capital Gains	Capital Gains
$0.8100	$ —	$ —

Yields

	3/31/20	3/31/19
30-Day SEC Yield	16.06%	8.15%

The data shown above represents past performance, which is no guarantee of future results.
^  Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust’s website at www.amundipioneer.com/us.
Pioneer High Income Trust | Annual Report | 3/31/20 13

Performance Update | 3/31/20
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.

Average Annual Total Returns
(As of March 31, 2020)
	Net		ICE BofA
	Asset		U.S. High
	Value	Market	Yield
Period	(NAV)	Price	Index
10 years	4.00%	1.21%	5.50%
5 years	-0.31	-4.22	2.67
1 year	-19.93	-21.49	-7.45

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.
The ICE Bank of America U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.
14 Pioneer High Income Trust | Annual Report | 3/31/20

Schedule of Investments | 3/31/20

Shares		Value
UNAFFILIATED ISSUERS — 142.9%
COMMON STOCKS — 0.2% of Net Assets
Construction & Engineering — 0.0%†
1,307,384(a)	Abengoa SA, Class B	$ 6,913
	Total Construction & Engineering	$ 6,913
Oil, Gas & Consumable Fuels — 0.1%
21	Amplify Energy Corp.	$ 12
65,597^+(a)	PetroQuest Energy, Inc.	81,996
	Total Oil, Gas & Consumable Fuels	$ 82,008
Pharmaceuticals — 0.1%
19,026(a)	Teva Pharmaceutical Industries, Ltd. (A.D.R.)	$ 170,853
	Total Pharmaceuticals	$ 170,853
Specialty Retail — 0.0%†
68,241^+(a)	Targus Cayman SubCo., Ltd.	$ 81,207
	Total Specialty Retail	$ 81,207
Transportation Infrastructure — 0.0%†
6,402(a)	Syncreon Group	$ 34,145
	Total Transportation Infrastructure	$ 34,145
TOTAL COMMON STOCKS
	(Cost $1,554,105)	$ 375,126
CONVERTIBLE PREFERRED STOCK — 0.9% of
Net Assets
Banks — 0.9%
1,600(b)	Wells Fargo & Co., 7.5%	$ 2,038,432
	Total Banks	$ 2,038,432
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $2,022,424)	$ 2,038,432
PREFERRED STOCKS — 2.7% of Net Assets
Banks — 1.3%
132,750(c)	GMAC Capital Trust I, 7.477% (3 Month USD LIBOR +
	579 bps), 2/15/40	$ 2,722,702
	Total Banks	$ 2,722,702
Diversified Financial Services — 1.4%
3,000(a)(b)(c)	Compeer Financial ACA, 6.75% (USD LIBOR +
	458 bps) (144A)	$ 2,880,000
	Total Diversified Financial Services	$ 2,880,000
Internet — 0.0%†
152,183(a)	MYT Holding Co., 10.0%, 6/7/29 (144A)	$ 111,855
	Total Internet	$ 111,855
TOTAL PREFERRED STOCKS
	(Cost $6,600,251)	$ 5,714,557

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 15

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)			Value
ASSET BACKED SECURITY — 0.1%
of Net Assets
	300,000	InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
		11/15/46 (144A)	$ 248,226
TOTAL ASSET BACKED SECURITY
		(Cost $300,000)	$ 248,226
COLLATERALIZED MORTGAGE OBLIGATIONS —
1.5% of Net Assets
	4,100,000(d)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
Class B1, 10.911% (1 Month USD LIBOR +
		925 bps), 11/25/39 (144A)	$ 2,648,153
	790,000(d)	Connecticut Avenue Securities Trust, Series 2019-R04,
Class 2B1, 6.197% (1 Month USD LIBOR +
		525 bps), 6/25/39 (144A)	462,752
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
		(Cost $4,890,000)	$ 3,110,905
COMMERCIAL MORTGAGE-BACKED SECURITIES —
3.2% of Net Assets
	710,000(d)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
13.197% (1 Month USD LIBOR + 1,225 bps),
		2/25/49 (144A)	$ 405,768
	530,000(d)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
12.197% (1 Month USD LIBOR + 1,125 bps),
		4/25/49 (144A)	315,263
	1,948,931(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%,
		10/25/27 (144A)	1,461,556
	1,500,000(d)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
		7.825% (1 Month USD LIBOR + 690 bps), 8/25/29	798,750
	1,499,934(d)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
7.745% (1 Month USD LIBOR + 623 bps),
		1/25/27 (144A)	1,250,187
	1,016,639	L1C 3/8L1 LLC, Series 2019-1, Class B, 8.5%,
		11/1/22 (144A)	955,153
	2,500,000	Wells Fargo Commercial Mortgage Trust, Series
		2015-C28, Class E, 3.0%, 5/15/48 (144A)	1,553,488
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
		(Cost $8,973,711)	$ 6,740,165
CONVERTIBLE CORPORATE BONDS — 3.4% of
Net Assets
Auto Parts & Equipment — 1.5%
	2,625,000	Meritor, Inc., 7.875%, 3/1/26	$ 3,278,100
		Total Auto Parts & Equipment	$ 3,278,100
Banks — 0.0%†
IDR	1,422,679,000^	PT Bakrie & Brothers Tbk, 0.0%, 12/22/22	$ 8,723
		Total Banks	$ 8,723

The accompanying notes are an integral part of these financial statements.
16 Pioneer High Income Trust | Annual Report | 3/31/20

Principal
Amount
USD ($)			Value
		Chemicals — 1.9%
	4,000,000(e)	Hercules LLC, 6.5%, 6/30/29	$ 4,015,000
		Total Chemicals	$ 4,015,000
		TOTAL CONVERTIBLE CORPORATE BONDS
		(Cost $5,484,612)	$ 7,301,823
		CORPORATE BONDS — 119.7% of Net Assets
		Advertising — 1.2%
	3,460,000	MDC Partners, Inc., 6.5%, 5/1/24 (144A)	$ 2,595,000
		Total Advertising	$ 2,595,000
		Aerospace & Defense — 1.4%
	837,000	Bombardier, Inc., 7.5%, 3/15/25 (144A)	$ 598,036
	1,921,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	1,281,979
	421,000	F-Brasile S.p.A./F-Brasile US LLC, 7.375%,
		8/15/26 (144A)	418,895
	745,000	Kratos Defense & Security Solutions, Inc., 6.5%,
		11/30/25 (144A)	681,675
		Total Aerospace & Defense	$ 2,980,585
		Airlines — 0.9%
	1,455,000	Delta Air Lines, Inc., 3.75%, 10/28/29	$ 1,171,312
EUR	1,400,000	Transportes Aereos Portugueses SA, 5.625%,
		12/2/24 (144A)	894,682
		Total Airlines	$ 2,065,994
		Auto Manufacturers — 1.3%
	1,095,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	$ 1,040,250
	1,895,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	1,753,662
		Total Auto Manufacturers	$ 2,793,912
		Auto Parts & Equipment — 2.1%
	2,000,000	American Axle & Manufacturing, Inc., 6.5%, 4/1/27	$ 1,509,700
	1,683,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	1,346,400
EUR	840,000(f)	IHO Verwaltungs GmbH, 3.75% (4.5% PIK or
		0.0% cash), 9/15/26 (144A)	717,424
	330,000	Meritor, Inc., 6.25%, 2/15/24	313,536
	1,355,000	Titan International, Inc., 6.5%, 11/30/23	609,750
		Total Auto Parts & Equipment	$ 4,496,810
		Banks — 7.0%
	1,200,000	Access Bank Plc, 10.5%, 10/19/21 (144A)	$ 1,170,240
	600,000(b)(c)	Bank of America Corp., 6.5% (3 Month USD
		LIBOR + 417 bps)	633,000
	1,800,000(b)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	1,578,600
	700,000(b)(c)	Credit Suisse Group AG, 7.5% (5 Year USD Swap
		Rate + 460 bps) (144A)	673,750

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 17

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
1,931,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	$ 1,555,594
2,147,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1,685,395
1,239,000(b)(c)	Goldman Sachs Capital II, 4.0% (3 Month USD
	LIBOR + 77 bps)	904,470
675,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
	Rate + 546 bps) (144A)	573,750
3,415,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	2,868,600
200,000(b)(c)	Royal Bank of Scotland Group Plc, 7.5% (5 Year USD
	Swap Rate + 580 bps)	183,376
2,250,000(b)(c)	Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
	Swap Rate + 760 bps)	2,193,750
980,000(b)(c)	Societe Generale SA, 7.375% (5 Year USD Swap
	Rate + 624 bps) (144A)	901,257
	Total Banks	$ 14,921,782
	Building Materials — 1.5%
305,000	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)	$ 274,500
1,051,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	1,029,980
2,062,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	2,020,760
	Total Building Materials	$ 3,325,240
	Chemicals — 4.3%
210,000	Blue Cube Spinco LLC, 9.75%, 10/15/23	$ 218,137
210,000	Blue Cube Spinco LLC, 10.0%, 10/15/25	221,571
420,000	CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%,
	6/15/23 (144A)	336,714
1,330,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.,
	7.0%, 4/15/25 (144A)	1,177,050
2,250,000	LYB Finance Co. BV, 8.1%, 3/15/27 (144A)	2,873,236
286,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	240,955
615,000	OCI NV, 5.25%, 11/1/24 (144A)	528,900
2,316,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
	4/1/25 (144A)	1,945,440
1,634,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	1,470,600
	Total Chemicals	$ 9,012,603
	Coal — 0.8%
2,429,000	SunCoke Energy Partners LP/SunCoke Energy Partners
	Finance Corp., 7.5%, 6/15/25 (144A)	$ 1,748,880
	Total Coal	$ 1,748,880
	Commercial Services — 7.3%
1,905,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	$ 1,795,272
950,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	788,500

The accompanying notes are an integral part of these financial statements.
18 Pioneer High Income Trust | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Commercial Services — (continued)
3,850,000	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
	5/1/25 (144A)	$ 3,657,500
1,025,000	Carriage Services, Inc., 6.625%, 6/1/26 (144A)	1,007,062
3,226,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	2,883,721
4,155,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	3,583,688
1,093,000	Sotheby’s, 7.375%, 10/15/27 (144A)	870,301
862,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	860,379
	Total Commercial Services	$ 15,446,423
	Computers — 0.3%
555,000	Dell International LLC/EMC Corp., 7.125%,
	6/15/24 (144A)	$ 573,037
	Total Computers	$ 573,037
	Distributions & Wholesale — 1.3%
3,525,000	Wolverine Escrow LLC, 8.5%, 11/15/24 (144A)	$ 2,811,152
	Total Distribution & Wholesale	$ 2,811,152
	Diversified Financial Services — 6.2%
2,150,000	ASG Finance Designated Activity Co., 7.875%,
	12/3/24 (144A)	$ 1,236,250
1,240,000	Avation Capital SA, 6.5%, 5/15/21 (144A)	1,128,400
3,105,000	Credito Real SAB de CV SOFOM ER, 9.5%,
	2/7/26 (144A)	2,539,160
3,000,000(g)	Fixed Income Trust Series 2013-A, 7.697%,
	10/15/97 (Liberty Mutual 7.697% 10/15/97) (144A)	4,265,506
845,000	Nationstar Mortgage Holdings, Inc., 6.0%,
	1/15/27 (144A)	718,250
384,000	Nationstar Mortgage Holdings, Inc., 8.125%,
	7/15/23 (144A)	375,475
1,000,000	Nationstar Mortgage Holdings, Inc., 9.125%,
	7/15/26 (144A)	905,000
1,290,000	Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
	6.375%, 12/15/22 (144A)	1,244,850
500,000	Quicken Loans, Inc., 5.75%, 5/1/25 (144A)	497,500
160,000	Springleaf Finance Corp., 6.625%, 1/15/28	151,200
	Total Diversified Financial Services	$ 13,061,591
	Electric — 5.2%
3,281,000	Calpine Corp., 5.75%, 1/15/25	$ 3,034,925
825,000	Cemig Geracao e Transmissao SA, 9.25%,
	12/5/24 (144A)	794,062
1,010,000(c)	Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
	9/24/73 (144A)	1,065,550
2,915,000	NRG Energy, Inc., 6.625%, 1/15/27	3,031,600

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 19

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)			Value
		Electric — (continued)
	950,000	NRG Energy, Inc., 7.25%, 5/15/26	$ 995,125
	1,351,309	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
		12/15/25 (144A)	1,351,309
	670,793	Stoneway Capital Corp., 10.0%, 3/1/27 (144A)	93,918
	631,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	650,719
		Total Electric	$ 11,017,208
		Entertainment — 6.6%
	1,500,000	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	$ 622,500
	1,275,000	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	529,125
	2,250,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%,
		10/15/25 (144A)	1,624,950
EUR	1,025,000	Cirsa Finance International S.a.r.l., 6.25%,
		12/20/23 (144A)	757,298
	854,000	Cirsa Finance International S.a.r.l., 7.875%,
		12/20/23 (144A)	711,339
	1,240,000	Codere Finance 2 Luxembourg SA, 7.625%,
		11/1/21 (144A)	424,700
	1,325,000	Eldorado Resorts, Inc., 6.0%, 4/1/25	1,192,500
	3,369,000	Enterprise Development Authority, 12.0%,
		7/15/24 (144A)	2,931,030
	395,000	International Game Technology Plc, 6.25%,
		1/15/27 (144A)	343,650
	2,350,000	Scientific Games International, Inc., 6.625%, 5/15/21	1,874,360
	1,910,000	Scientific Games International, Inc., 7.0%,
		5/15/28 (144A)	1,174,650
	1,910,000	Scientific Games International, Inc., 7.25%,
		11/15/29 (144A)	1,193,750
	571,000	Scientific Games International, Inc., 8.25%,
		3/15/26 (144A)	365,503
		Total Entertainment	$ 13,745,355
		Environmental Control — 1.5%
	1,691,000	Covanta Holding Corp., 6.0%, 1/1/27	$ 1,408,459
	2,521,000	Tervita Corp., 7.625%, 12/1/21 (144A)	1,764,700
		Total Environmental Control	$ 3,173,159
		Food — 4.3%
	531,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 7.5%, 3/15/26 (144A)	$ 572,312
	1,412,000	FAGE International SA/FAGE USA Dairy Industry, Inc.,
		5.625%, 8/15/26 (144A)	1,115,480
	775,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
		2/15/28 (144A)	827,312
	625,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
		Inc., 6.5%, 4/15/29 (144A)	670,438

The accompanying notes are an integral part of these financial statements.
20 Pioneer High Income Trust | Annual Report | 3/31/20

Principal
Amount
USD ($)			Value
		Food — (continued)
	1,240,000	Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)	$ 1,128,915
	2,310,000	Simmons Foods, Inc., 5.75%, 11/1/24 (144A)	2,097,018
	2,618,000	Simmons Foods, Inc., 7.75%, 1/15/24 (144A)	2,618,000
		Total Food	$ 9,029,475
		Forest Products & Paper — 2.6%
	1,655,000	Eldorado International Finance GmbH, 8.625%,
		6/16/21 (144A)	$ 1,417,110
	1,770,000	Mercer International, Inc., 7.375%, 1/15/25	1,473,543
	2,456,000	Schweitzer-Mauduit International, Inc., 6.875%,
		10/1/26 (144A)	2,443,720
		Total Forest Products & Paper	$ 5,334,373
		Healthcare-Products — 0.2%
EUR	450,000	Avantor, Inc., 4.75%, 10/1/24 (144A)	$ 471,904
		Total Healthcare-Products	$ 471,904
		Healthcare-Services — 3.8%
	670,000	Centene Corp., 4.25%, 12/15/27 (144A)	$ 656,600
	1,340,000	Centene Corp., 4.625%, 12/15/29 (144A)	1,346,700
	610,000(g)	CHS/Community Health Systems, Inc., 9.875%,
		6/30/23 (144A)	486,658
	2,396,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	1,677,200
	2,500,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	2,112,500
	2,250,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	1,961,325
		Total Healthcare-Services	$ 8,240,983
		Holding Companies-Diversified — 0.6%
	1,580,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
		10.5%, 6/1/24 (144A)	$ 1,277,825
		Total Holding Companies-Diversified	$ 1,277,825
		Home Builders — 2.6%
	475,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 382,375
	1,155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	877,800
	820,000	Brookfield Residential Properties, Inc./Brookfield
		Residential US Corp., 4.875%, 2/15/30 (144A)	622,954
	535,000	Brookfield Residential Properties, Inc./Brookfield
		Residential US Corp., 6.25%, 9/15/27 (144A)	464,059
	800,000	Brookfield Residential Properties, Inc./Brookfield
		Residential US Corp., 6.375%, 5/15/25 (144A)	720,000
	790,000	KB Home, 7.5%, 9/15/22	786,050
	1,035,000	KB Home, 7.625%, 5/15/23	1,040,175
	565,000	Taylor Morrison Communities, Inc./Taylor Morrison
		Holdings II, Inc., 5.625%, 3/1/24 (144A)	531,100
		Total Home Builders	$ 5,424,513

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 21

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Insurance — 5.8%
5,300,000	Hanover Insurance Group, Inc., 7.625%, 10/15/25	$ 6,203,079
3,075,000(c)	Liberty Mutual Group, Inc., 10.75% (3 Month USD
	LIBOR + 712 bps), 6/15/58 (144A)	4,612,500
1,100,000	MetLife, Inc., 10.75%, 8/1/39	1,529,000
	Total Insurance	$ 12,344,579
	Investment Companies — 1.2%
1,495,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 1,315,122
1,169,000	Altice France Holding SA, 10.5%, 5/15/27 (144A)	1,233,295
	Total Investment Companies	$ 2,548,417
	Iron & Steel — 1.9%
1,840,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 1,637,600
2,300,000	Commercial Metals Co., 5.375%, 7/15/27	2,116,000
165,000	Commercial Metals Co., 5.75%, 4/15/26	154,010
	Total Iron & Steel	$ 3,907,610
	Leisure Time — 1.0%
708,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	$ 414,258
2,790,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	1,785,600
	Total Leisure Time	$ 2,199,858
	Lodging — 1.1%
680,000	Hilton Grand Vacations Borrower LLC/Hilton Grand
	Vacations Borrower, Inc., 6.125%, 12/1/24	$ 612,000
1,700,000	MGM Resorts International, 6.0%, 3/15/23	1,640,500
	Total Lodging	$ 2,252,500
	Machinery-Diversified — 0.6%
1,517,000	Cloud Crane LLC, 10.125%, 8/1/24 (144A)	$ 1,194,638
	Total Machinery-Diversified	$ 1,194,638
	Media — 2.4%
833,000	Clear Channel Worldwide Holdings, Inc., 9.25%,
	2/15/24 (144A)	$ 714,298
501,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 5.375%, 8/15/26 (144A)	407,073
3,727,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	2,492,431
535,000	Entercom Media Corp., 7.25%, 11/1/24 (144A)	446,725
1,057,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	1,051,715
	Total Media	$ 5,112,242
	Metal Fabricate & Hardware — 0.1%
253,000	Zekelman Industries, Inc., 9.875%, 6/15/23 (144A)	$ 245,410
	Total Metal Fabricate & Hardware	$ 245,410

The accompanying notes are an integral part of these financial statements.
22 Pioneer High Income Trust | Annual Report | 3/31/20

Principal
Amount
USD ($)			Value
		Mining — 5.0%
	670,000	Aleris International, Inc., 10.75%, 7/15/23 (144A)	$ 649,900
	1,500,000	Coeur Mining, Inc., 5.875%, 6/1/24	1,350,000
	375,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	300,938
	1,750,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	1,473,281
	1,165,000	Hecla Mining Co., 7.25%, 2/15/28	1,025,783
	600,000	Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)	522,000
	1,236,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)	1,075,320
	2,275,000	Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)	2,115,750
	1,095,000	Novelis Corp., 4.75%, 1/30/30 (144A)	974,550
	1,000,000	Novelis Corp., 5.875%, 9/30/26 (144A)	981,365
		Total Mining	$ 10,468,887
		Miscellaneous Manufacturers — 0.1%
	320,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	$ 256,000
		Total Miscellaneous Manufacturers	$ 256,000
		Multi-National — 0.3%
IDR	10,330,000,000	Inter-American Development Bank, 7.875%, 3/14/23	$ 646,939
		Total Multi-National	$ 646,939
		Oil & Gas — 7.2%
	199,000	Ascent Resources Utica Holdings LLC/ARU Finance
		Corp., 10.0%, 4/1/22 (144A)	$ 116,415
	2,675,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1,020,512
	1,406,000	Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)	502,729
	940,000	Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)	166,850
	1,220,000	Great Western Petroleum LLC/Great Western Finance
		Corp., 9.0%, 9/30/21 (144A)	780,800
	1,570,000	Gulfport Energy Corp., 6.0%, 10/15/24	384,650
	1,000,000	Gulfport Energy Corp., 6.375%, 5/15/25	242,500
	3,779,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)	2,494,140
	250,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	158,125
	561,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	258,761
	1,535,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	758,474
	2,000,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	1,120,000
	1,035,193(f)	Northern Oil & Gas, Inc., 8.5% (1.0% PIK or 8.5% cash),
		5/15/23	703,931
	1,122,000	Oasis Petroleum, Inc., 6.875%, 3/15/22	221,595
	1,965,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%,
		2/15/28 (144A)	1,296,900
	651,285(f)	PetroQuest Energy, Inc., 10.0% (10.0% PIK or 0.0% cash),
		2/15/24	530,797
	2,819,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	1,347,482
	1,200,000	SM Energy Co., 5.0%, 1/15/24	396,000

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 23

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)			Value
		Oil & Gas — (continued)
	1,173,000	Transocean, Inc., 6.8%, 3/15/38	$ 269,790
	1,785,000	Transocean, Inc., 7.25%, 11/1/25 (144A)	897,498
	320,000	Transocean, Inc., 7.5%, 1/15/26 (144A)	150,400
	1,150,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	546,250
	1,527,000	Whiting Petroleum Corp., 5.75%, 3/15/21	102,614
	1,125,000	Whiting Petroleum Corp., 6.625%, 1/15/26	75,938
	1,000,000	YPF SA, 6.95%, 7/21/27 (144A)	515,300
ARS	15,750,000	YPF SA, 16.5%, 5/9/22 (144A)	127,184
		Total Oil & Gas	$ 15,185,635
		Oil & Gas Services — 2.8%
	970,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.0%, 10/1/22	$ 970,000
	385,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.25%, 4/1/28 (144A)	265,650
	2,583,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.875%, 4/1/27 (144A)	1,834,188
	1,940,000	Exterran Energy Solutions LP/EES Finance Corp.,
		8.125%, 5/1/25	1,280,400
	3,093,000	FTS International, Inc., 6.25%, 5/1/22	1,074,817
	525,000	SESI LLC, 7.75%, 9/15/24	129,943
	703,000	USA Compression Partners LP/USA Compression
		Finance Corp., 6.875%, 9/1/27	435,860
		Total Oil & Gas Services	$ 5,990,858
		Packaging & Containers — 1.8%
	1,087,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA,
		Inc., 6.0%, 2/15/25 (144A)	$ 1,090,044
	1,770,000	Intertape Polymer Group, Inc., 7.0%, 10/15/26 (144A)	1,690,350
	1,035,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer
		LLC/Reynolds Group Issuer Lu, 7.0%, 7/15/24 (144A)	1,051,819
		Total Packaging & Containers	$ 3,832,213
		Pharmaceuticals — 4.8%
	1,005,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 1,050,225
EUR	575,000	Bausch Health Cos., Inc., 4.5%, 5/15/23	606,105
EUR	1,265,000	Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)	1,333,430
	130,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	123,071
	90,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)	85,100
	168,000	Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)	167,160
	920,000	Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)	937,241
	535,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	549,124
	535,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	555,223
	1,387,000	Endo, Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
		7/15/23 (144A)	1,004,715

The accompanying notes are an integral part of these financial statements.
24 Pioneer High Income Trust | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
	Pharmaceuticals — (continued)
2,540,000	Endo, Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
	2/1/25 (144A)	$ 1,727,200
2,080,000	Teva Pharmaceutical Finance Netherlands III BV, 2.8%,
	7/21/23	1,897,979
	Total Pharmaceuticals	$ 10,036,573
	Pipelines — 7.4%
3,075,000	American Midstream Partners LP/American Midstream
	Finance Corp., 9.5%, 12/15/21 (144A)	$ 2,890,500
875,000	Crestwood Midstream Partners LP/Crestwood
	Midstream Finance Corp., 6.25%, 4/1/23	490,175
910,000	DCP Midstream Operating LP, 5.6%, 4/1/44	402,839
1,210,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	1,176,737
1,524,000(d)	Energy Transfer Operating LP, 4.781% (3 Month USD
	LIBOR + 302 bps), 11/1/66	681,990
1,965,000(b)(c)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	1,182,596
248,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	90,446
717,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	241,987
447,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	6.5%, 10/1/25	323,092
732,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	7.75%, 2/1/28	509,618
2,175,000	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23	1,783,500
421,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	315,750
1,240,000	Hess Midstream Operations LP, 5.625%, 2/15/26 (144A)	875,521
1,850,000	ONEOK, Inc., 6.875%, 9/30/28	1,782,110
1,885,000	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%,
	5/15/23	1,168,700
1,801,000	Williams Cos., Inc., 5.75%, 6/24/44	1,877,393
	Total Pipelines	$ 15,792,954
	REITs — 2.2%
1,363,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	$ 1,267,590
3,676,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 7.875%, 2/15/25 (144A)	3,379,641
	Total REITs	$ 4,647,231
	Retail — 3.1%
1,240,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 1,078,800
550,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28 (144A)	467,500
589,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)	500,650
1,045,000	Golden Nugget, Inc., 6.75%, 10/15/24 (144A)	658,235
1,890,000	Golden Nugget, Inc., 8.75%, 10/1/25 (144A)	963,900

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 25

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
	Retail — (continued)
1,000,000	JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)	$ 370,000
2,859,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	2,115,660
798,000	Staples, Inc., 7.5%, 4/15/26 (144A)	705,233
	Total Retail	$ 6,859,978
	Software — 0.6%
285,000	j2 Cloud Services LLC/j2 Cloud Co-Obligor, Inc., 6.0%,
	7/15/25 (144A)	$ 282,860
1,219,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)	1,094,053
	Total Software	$ 1,376,913
	Telecommunications — 6.7%
1,700,000	CenturyLink, Inc., 5.625%, 4/1/25	$ 1,708,483
600,000	Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)	603,750
1,075,000	Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)	1,101,875
645,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	590,304
617,000	Digicel, Ltd., 6.0%, 4/15/21 (144A)	332,415
2,198,000	Frontier Communications Corp., 7.125%, 1/15/23	511,035
4,480,000	Frontier Communications Corp., 11.0%, 9/15/25	1,176,000
1,557,000	Intelsat Jackson Holdings SA, 5.5%, 8/1/23	1,019,835
3,080,000	Sprint Corp., 7.125%, 6/15/24	3,380,762
2,150,000	Sprint Corp., 7.25%, 9/15/21	2,216,005
41,000	Sprint Corp., 7.625%, 3/1/26	46,404
2,410,000	Windstream Services LLC/Windstream Finance Corp.,
	8.625%, 10/31/25 (144A)	1,446,000
	Total Telecommunications	$ 14,132,868
	Transportation — 0.4%
1,025,000	Navios South American Logistics, Inc./Navios Logistics
	Finance US, Inc., 7.25%, 5/1/22 (144A)	$ 886,625
	Total Transportation	$ 886,625
	Trucking & Leasing — 0.2%
280,000	Fly Leasing, Ltd., 6.375%, 10/15/21	$ 267,400
	Total Trucking & Leasing	$ 267,400
	TOTAL CORPORATE BONDS
	(Cost $309,653,715)	$ 253,734,132
	FOREIGN GOVERNMENT BONDS — 1.6%
	of Net Assets
	Bahrain — 0.4%
1,055,000	Bahrain Government International Bond, 5.625%,
	9/30/31 (144A)	$ 870,417
	Total Bahrain	$ 870,417

The accompanying notes are an integral part of these financial statements.
26 Pioneer High Income Trust | Annual Report | 3/31/20

Principal
Amount
USD ($)			Value
Mexico — 0.8%
MXN	38,420,700	Mexican Bonos, 8.0%, 12/7/23	$ 1,707,100
		Total Mexico	$ 1,707,100
Russia — 0.4%
	684,400(g)	Russian Government International Bond, 7.5%, 3/31/30	$ 771,661
		Total Russia	$ 771,661
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $3,608,563)	$ 3,349,178
INSURANCE-LINKED SECURITIES — 3.6%
of Net Assets(h)
Event Linked Bond — 0.3%
Earthquakes — California — 0.3%
	500,000(d)	Ursa Re, 6.033% (3 Month U.S. Treasury Bill +
		600 bps), 5/27/20 (144A)	$ 494,150
		Total Event Linked Bond	$ 494,150

Face
Amount
USD ($)
	Collateralized Reinsurance — 1.0%
	Multiperil – U.S. — 0.3%
500,000+(a)(i)	Dingle Re 2019, 2/1/21	$ 510,263
	Multiperil – U.S. Regional — 0.1%
250,000+(a)(i)	Ocean View Re 2019, 6/30/20	$ 256,041
	Multiperil – Worldwide — 0.6%
500,000+(a)(i)	Cypress Re 2017, 1/10/21	$ 9,100
324,897+(a)(i)	Gloucester Re 2018, 2/28/21	57,182
307,363+(a)(i)	Kilarney Re 2018, 5/31/20	155,157
12,000+(i)	Limestone Re 2016-1, 8/31/21	9,445
12,000+(i)	Limestone Re 2016-1, 8/31/21	9,445
485,000+(a)(i)	Limestone Re 2019-2, 3/1/23 (144A)	503,673
277,770+(a)(i)	Oyster Bay Re 2018, 1/15/21	252,104
400,000+(a)(i)	Resilience Re, 4/6/21 (144A)	40
300,000+(a)(i)	Wentworth Re 2020-1, 12/31/23	261,133
		$ 1,257,279
	Total Collateralized Reinsurance	$ 2,023,583
	Reinsurance Sidecars — 2.3%
	Multiperil – U.S. — 0.1%
700,000+(a)(i)	Carnoustie Re 2015, 7/1/20	$ 2,240
700,000+(a)(i)	Carnoustie Re 2016, 11/30/20	18,900
1,000,000+(a)(i)	Carnoustie Re 2017, 11/30/21	135,850

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 27

Schedule of Investments | 3/31/20 (continued)

Face
Amount
USD ($)		Value
	Multiperil – U.S. — (continued)
500,000+(a)(j)	Harambee Re 2018, 12/31/21	$ 32,500
600,000+(j)	Harambee Re 2019, 12/31/22	57,300
250,001+(a)(i)	Sector Re V, 3/1/22 (144A)	35,775
		$ 282,565
	Multiperil – Worldwide — 2.2%
246,000+(a)(i)	Alturas Re, 3/10/23	$ 250,231
250,000+(a)(i)	Alturas Re, 3/10/23 (144A)	255,775
3,037+(a)(i)	Alturas Re 2019-2, 3/10/22	26,460
250,000+(a)(i)	Alturas Re 2019-3, 9/12/23	275,925
500,000+(a)(i)	Arlington Re 2015, 2/1/21	24,300
1,167,977+(a)(i)	Berwick Re 2018-1, 12/31/21	142,143
834,446+(a)(i)	Berwick Re 2019-1, 12/31/22	900,546
1,000+(i)	Limestone Re 2018, 3/1/22	2,193
500,000+(a)(j)	Lorenz Re 2018, 7/1/21	35,850
499,318+(a)(j)	Lorenz Re 2019, 6/30/22	451,533
500,000+(a)(i)	Merion Re 2018-2, 12/31/21	544,700
1,000,000+(i)	Pangaea Re 2015-1, 2/28/21	1,308
1,000,000+(i)	Pangaea Re 2015-2, 5/29/20	1,491
1,200,000+(i)	Pangaea Re 2016-1, 11/30/20	2,664
1,000,000+(i)	Pangaea Re 2016-2, 11/30/20	2,976
500,000+(a)(i)	Pangaea Re 2017-1, 11/30/21	8,050
500,000+(a)(i)	Pangaea Re 2018-1, 12/31/21	29,400
1,000,000+(a)(i)	Pangaea Re 2018-3, 7/1/22	20,743
409,624+(a)(i)	Pangaea Re 2019-1, 2/1/23	8,535
735,313+(a)(i)	Pangaea Re 2019-3, 7/1/23	739,623
300,000+(a)(i)	Sector Re V, 12/1/23 (144A)	214,413
200,000+(a)(i)	Sector Re V, 12/1/24 (144A)	208,954
500,000+(a)(i)	St. Andrews Re 2017-1, 2/1/21	33,900
250,000+(a)(i)	Sussex Re 2020-1, 12/31/22	254,750
1,000,000+(a)(i)	Versutus Re 2017, 11/30/21	7,800
500,000+(a)(i)	Versutus Re 2018, 12/31/21	—
441,274+(i)	Versutus Re 2019-A, 12/31/21	37,994
58,727+(i)	Versutus Re 2019-B, 12/31/21	5,056
253,645+(a)(i)	Woburn Re 2018, 12/31/21	33,938
244,914+(a)(i)	Woburn Re 2019, 12/31/22	143,226
		$ 4,664,477
	Total Reinsurance Sidecars	$ 4,947,042
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $8,064,962)	$ 7,464,775

The accompanying notes are an integral part of these financial statements.
28 Pioneer High Income Trust | Annual Report | 3/31/20

Principal
Amount
USD ($)		Value
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 6.0% of Net Assets*(d)
Automobile — 0.1%
437,491	CWGS Group LLC (aka Camping World, Inc.), Term Loan,
	3.766% (LIBOR + 275 bps), 11/8/23	$ 292,389
	Total Automobile	$ 292,389
Diversified & Conglomerate Service — 1.4%
500,000	Albany Molecular Research, Inc., Second Lien Initial Term
	Loan, 8.0% (LIBOR + 700 bps), 8/30/25	$ 386,250
1,072,500	DynCorp International, Inc., Term Loan, 7.0% (LIBOR +
	600 bps), 8/18/25	967,931
1,089,193	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	702,529
932,187	Trico Group LLC, First Lien Tranche Term B-2 Loan, 8.45%
	(LIBOR + 700 bps), 2/2/24	815,664
	Total Diversified & Conglomerate Service	$ 2,872,374
Electronics — 0.1%
193,467	nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
	Term B-2 Loan, 5.5% (LIBOR + 450 bps), 10/20/22	$ 133,493
	Total Electronics	$ 133,493
Healthcare, Education & Childcare — 1.1%
2,535,510	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
Holdings, Inc.), First Lien Term B Loan, 4.739%
	(LIBOR + 375 bps), 11/16/25	$ 2,332,669
	Total Healthcare, Education & Childcare	$ 2,332,669
Machinery — 0.1%
368,707	Blount International, Inc., New Refinancing Term Loan,
	4.75% (LIBOR + 375 bps), 4/12/23	$ 316,166
	Total Machinery	$ 316,166
Metals & Mining — 0.7%
1,572,000	Aleris International, Inc., Initial Term Loan, 5.739%
	(LIBOR + 475 bps), 2/27/23	$ 1,438,380
	Total Metals & Mining	$ 1,438,380
Oil & Gas — 0.3%
502,837	Encino Acquisition Partners Holdings LLC, Second Lien
	Initial Term Loan, 7.75% (LIBOR + 675 bps), 10/29/25	$ 238,848
855,051	Summit Midstream Partners Holdings LLC, Term Loan
	Credit Facility, 7.0% (LIBOR + 600 bps), 5/13/22	410,424
	Total Oil & Gas	$ 649,272
Personal, Food & Miscellaneous Services — 0.4%
997,500	Option Care Health, Inc., Term B Loan, 5.489% (LIBOR +
	450 bps), 8/6/26	$ 847,875
	Total Personal, Food & Miscellaneous Services	$ 847,875

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 29

Schedule of Investments | 3/31/20 (continued)

Principal
Amount
USD ($)		Value
Securities & Trusts — 0.9%
820,000	LCPR Loan Financing LLC, Initial Term Loan, 5.705%
	(LIBOR + 500 bps), 10/15/26	$ 713,400
1,381,300	Spectacle Gary Holdings LLC, Closing Date Term
	Loan, 11.0% (LIBOR + 900 bps), 12/23/25	1,181,012
	Total Securities & Trusts	$ 1,894,412
Telecommunications — 0.9%
1,990,000	Commscope, Inc., Initial Term Loan, 4.239% (LIBOR +
	325 bps), 4/6/26	$ 1,890,500
	Total Telecommunications	$ 1,890,500
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $14,910,894)	$ 12,667,530

Shares
RIGHTS/WARRANTS — 0.0%† of Net Assets
Construction & Engineering — 0.0%†
499,469(a)(k)	Abengoa Abenewco 2 SAU, 4/26/24 (144A)	$ 4,995
499,469(a)(k)	Abengoa Abenewco 2 SAU, 4/26/24 (144A)	4,995
	Total Construction & Engineering	$ 9,990
Health Care Providers & Services — 0.0%†
1,819,798(l)	ANR, Inc., 3/31/23	$ 6,369
	Total Health Care Providers & Services	$ 6,369
Oil, Gas & Consumable Fuels — 0.0%†
6,760(a)(m)	Amplify Energy Corp., 4/21/20	$ —
354(a)(n)	Contura Energy, Inc., 7/26/23	6
	Total Oil, Gas & Consumable Fuels	$ 6
TOTAL RIGHTS/WARRANTS
	(Cost $853,871)	$ 16,365

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED — 0.0%†
3,710,000	Put EUR	Bank of	EUR 35,022	EUR 1.10	4/29/20	$ 36,625
	Call USD	America NA
5,690,000	Put EUR	Bank of	EUR 80,456	EUR 1.11	3/8/21	88,626
	Call USD	America NA
$ 125,251
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED
	(Premiums paid $128,012)					$ 125,251
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 142.9%
	(Cost $367,045,120)(o)					$ 302,886,465

The accompanying notes are an integral part of these financial statements.
30 Pioneer High Income Trust | Annual Report | 3/31/20

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN — (0.0)%†
(3,710,000)	Call EUR	Bank of	EUR 35,022	EUR 1.21	4/29/20	$ (474)
	Put USD	America NA
(5,690,000)	Call EUR	Bank of	EUR 80,456	EUR 1.20	3/8/21	(88,626)
	Put USD	America NA
$ (89,100)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN
	(Premiums received $(128,012))					$ (89,100)
	OTHER ASSETS AND LIABILITIES — (42.9)%					$ (90,935,987)
	NET ASSETS — 100.0%					$ 211,861,378

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(A.D.R.)	American Depositary Receipts.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2020, the value of these securities amounted to $192,421,854, or 90.8% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2020.

+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2020.
(d)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2020.
(e)	Security is priced as a unit.
(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 31

Schedule of Investments | 3/31/20 (continued)

(g)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2020.
(h)	Securities are restricted as to resale.
(i)	Issued as participation notes.
(j)	Issued as preference shares.
(k)	Abengoa Abenewco 2 SAU warrants are exercisable into 499,469 shares.
(l)	ANR, Inc. warrants are exercisable into 1,819,798 shares.
(m)	Amplify Energy Corp. warrants are exercisable into 6,760 shares.
(n)	Contura Energy, Inc. warrants are exercisable into 354 shares.
(o)	Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

	United States	75.7%
	Canada	6.8
	Luxembourg	2.9
	Bermuda	2.7
	Ireland	1.8
	Netherlands	1.8
	United Kingdom	1.7
	Mexico	1.4
	Other (individually less than 1%)	5.2
		100.0%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
EUR	1,320,297	USD	(1,431,164)	Bank of New York
				Mellon Corp.	5/26/20	$26,380
EUR	5,560,000	USD	(6,077,204)	HSBC Bank
				USA NA	5/26/20	60,766
IDR	8,956,970,000	USD	(642,261)	HSBC Bank
				USA NA	4/24/20	(94,248)
NOK	7,297,056	EUR	(702,938)	HSBC Bank
				USA NA	6/2/20	(75,033)
USD	1,624,546	EUR	(1,499,259)	State Street
				Bank & Trust Co.	5/26/20	(30,563)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(112,698)

The accompanying notes are an integral part of these financial statements.
32 Pioneer High Income Trust | Annual Report | 3/31/20

SWAP CONTRACTS
CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Annual
Notional	Pay/	Fixed	Pay/	Floating	Expiration	Premiums	Unrealized	Market
Amount ($)	Receive(1)	Rate	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
22,500,000	Pay	1.59%	Receive	3 Month	11/9/20	$101	$(185,305)	$(185,204)
				LIBOR USD
TOTAL CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT						$101	$(185,305)	$(185,204)

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION

		Reference		Annual
Notional		Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(3) Counterparty		Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
515,000	Goldman Sachs	Chesapeake	Receive	5.00%	6/20/22	$ (57,937)	$ (366,644)	$ (424,581)
	International	Energy Corp.
310,000	Goldman Sachs	Chesapeake	Receive	5.00%	6/20/22	(37,975)	(217,598)	(255,573)
	International	Energy Corp.
485,000	Goldman Sachs	Chesapeake	Receive	5.00%	6/20/22	(59,413)	(340,436)	(399,849)
	International	Energy Corp.
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS — SELL PROTECTION						$(155,325)	$ (924,678)	$(1,080,003)
TOTAL SWAP CONTRACTS						$(155,224)	$(1,109,983)	$(1,265,207)

(1)	Pays semiannually.
(2)	Receives quarterly.
(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS — Argentine Peso
EUR — Euro
IDR — Indonesian Rupiah
MXN — Mexican Peso
NOK — Norwegian Krone
Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2020, aggregated $142,581,098 and $165,403,664, respectively.
The Trust is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Trust’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2020, the Trust did not engage in any cross trade activity.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 33

Schedule of Investments | 3/31/20 (continued)
At March 31, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $366,457,892 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$13,773,864
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(78,812,296)
Net unrealized depreciation	$(65,038,432)

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining fair value of investments). See Notes to Financial Statements —Note 1A.
The following is a summary of the inputs used as of March 31, 2020, in valuing the Trust’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas &
Consumable Fuels	$12	$—	$81,996	$82,008
Specialty Retail	—	—	81,207	81,207
Transportation Infrastructure	—	34,145	—	34,145
All Other Common Stocks	177,766	—	—	177,766
Convertible Preferred Stock	2,038,432	—	—	2,038,432
Preferred Stocks
Diversified Financial
Services	—	2,880,000	—	2,880,000
All Other Preferred Stocks	2,834,557	—	—	2,834,557
Asset Backed Security	—	248,226	—	248,226
Collateralized Mortgage
Obligations	—	3,110,905	—	3,110,905
Commercial Mortgage-Backed
Securities	—	6,740,165	—	6,740,165
Convertible Corporate Bonds	—	7,301,823	—	7,301,823
Corporate Bonds	—	253,734,132	—	253,734,132
Foreign Government Bonds	—	3,349,178	—	3,349,178
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - U.S.	—	—	510,263	510,263
Multiperil - U.S. Regional	—	—	256,041	256,041
Multiperil - Worldwide	—	—	1,257,279	1,257,279
Reinsurance Sidecars
Multiperil - U.S.	—	—	282,565	282,565
Multiperil - Worldwide	—	—	4,664,477	4,664,477
All Other Insurance-Linked
Securities	—	494,150	—	494,150
Senior Secured Floating Rate
Loan Interests	—	12,667,530	—	12,667,530

The accompanying notes are an integral part of these financial statements.
34 Pioneer High Income Trust | Annual Report | 3/31/20

	Level 1	Level 2	Level 3	Total
Rights/Warrants	$—	$16,365	$—	$16,365
Over The Counter (OTC)
Currency Put Options
Purchased	—	125,251	—	125,251
Total Investments
in Securities	$5,050,767	$290,701,870	$7,133,828	$302,886,465
Other Financial Instruments
Over The Counter (OTC)
Currency Call
Options Written	$—	$(89,100)	$—	$(89,100)
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	(112,698)	—	(112,698)
Swap contracts, at value	—	(1,265,207)	—	(1,265,207)
Total Other
Financial Instruments	$—	$(1,467,005)	$—	$(1,467,005)

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 35

Schedule of Investments | 3/31/20 (continued)

				Change in
	Balance		Realized	unrealized			Accrued	Transfers	Transfers	Balance
	as of		gain	appreciation			discounts/	into	out of	as of
	3/31/19		(loss)(1)	(depreciation)(2)	Purchases	Sales	premiums	Level 3*	Level 3*	3/31/20
Common Stocks
Health Care
Technology	$2,446		$364,399	$—	$—	$(366,845)	$—	$—	$—	$—
Oil, Gas &
Consumable
Fuels	209,703		—	19,679	—	(147,386)	—	—	—	81,996
Specialty Retail	141,941		—	(20,535)	—	(40,199)	—	—	—	81,207
Preferred Stocks
Chemicals	106,220		(878,696)	772,476	—	—	—	—	—	—
Corporate Bonds
Diversified
Financials
Services	3,948,626		—	—	—	—	—	—	(3,948,626)	—
Insurance-Linked
Securities
Collateralized
Reinsurance
Multiperil – U.S.	—		—	54,317	455,946	—	—	—	—	510,263
Multiperil – U.S.
Regional	—		—	19,156	236,885	—	—	—	—	256,041
Multiperil –
Worldwide	2,157,245		—	(42,927)	275,785	(1,132,824)	—	—	—	1,257,279
Windstorm – U.S.
Regional	18,300		—	(15,515)	—	(2,785)	—	—	—	—
Industry Loss
Warranties
Multiperil – U.S.	497,554		12	(2,263)	—	(495,303)	—	—	—	—
Reinsurance
Sidecars
Multiperil – U.S.	1,126,524		—	(59,117)	347,674	(1,132,516)	—	—	—	282,565
Multiperil –
Worldwide	5,552,397	(a)(b)	(62,179)	90,507	2,430,631	(3,346,879)	—	—	—	4,664,477
Senior Secured
Floating Rate
Loan Interests
Insurance	808,213		(1,401)	427,262	—	(1,243,405)	9,331	—	—	—
Rights/Warrants
Household
Products	—	**	—	—	—	— **	—	—	—	—
Oil, Gas &
Consumable
Fuels	—	**	—	—	—	— **	—	—	—	—
Total	$14,569,169		$(577,865)	$1,243,040	$3,746,921	$(7,908,142)	$9,331	$—	$(3,948,626)	$7,133,828

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments in unaffiliated issuers on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in unaffiliated issuers on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended March 31, 2020, security valued at $3,948,626 was transferred from Level 3 to Level 2.
The change in the level designation within the fair value hierarchy was due to valuing a security using observable inputs. There were no other transfers between Levels 1, 2 and 3.
**	Securities valued at $0.

The accompanying notes are an integral part of these financial statements.
36 Pioneer High Income Trust | Annual Report | 3/31/20

(a) Includes security valued at $522,038 that was classified as Catastrophe Linked Bond, Multiperil – Worldwide on the March 31, 2019 financial statements.
(b) Includes security valued at $447,187 that was classified as Reinsurance Sidecar, All Natural Peril – Worldwide on the March 31, 2019 financial statements.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and
considered Level 3 at March 31, 2020:	$13,573

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 37

Statement of Assets and Liabilities | 3/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $367,045,120)	$302,886,465
Cash	1,815,431
Swaps collateral	1,146,203
Due from broker for swaps	176,836
Receivables —
Investment securities sold	1,068,741
Interest	6,936,315
Due from the Adviser	1,900
Other assets	192
Total assets	$314,032,083
LIABILITIES:
Payables —
Credit agreement	$99,000,000
Investment securities purchased	1,612,194
Trustees’ fees	709
Variation margin for centrally cleared swap contracts	2,401
Unrealized depreciation on unfunded loan commitments	11,697
Written options outstanding (net premiums received $(128,012))	89,100
Net unrealized depreciation on forward foreign currency exchange contracts	112,698
Swap contracts, at value (net premiums received $(155,224))	1,265,207
Due to affiliates	180
Accrued expenses	76,519
Total liabilities	$102,170,705
NET ASSETS:
Paid-in capital	$371,680,871
Distributable earnings (loss)	(159,819,493)
Net assets	$211,861,378
NET ASSET VALUE PER SHARE:
No par value
based on $211,861,378/29,231,771 shares	$7.25

The accompanying notes are an integral part of these financial statements.
38 Pioneer High Income Trust | Annual Report | 3/31/20

Statement of Operations
FOR THE YEAR ENDED 3/31/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$29,481,477
Dividends from unaffiliated issuers	891,475
Total investment income		$30,372,952
EXPENSES:
Management fees	$2,479,579
Administrative expense	71,745
Transfer agent fees	13,744
Shareowner communications expense	31,530
Custodian fees	17,181
Professional fees	88,104
Printing expense	17,459
Pricing fees	35,297
Trustees’ fees	12,538
Insurance expense	11,264
Interest expense	3,957,900
Miscellaneous	40,695
Total expenses		$6,777,036
Net investment income		$23,595,916
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(9,674,733)
Written options	167,136
Forward foreign currency exchange contracts	(154,763)
Swap contracts	149,469
Other assets and liabilities denominated
in foreign currencies	106,249	$(9,406,642)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(66,536,124)
Written options	(127,073)
Forward foreign currency exchange contracts	(100,213)
Swap contracts	(1,432,737)
Unfunded loan commitments	(11,697)
Other assets and liabilities denominated
in foreign currencies	1,295	$(68,206,549)
Net realized and unrealized gain (loss) on investments		$(77,613,191)
Net decrease in net assets resulting from operations		$(54,017,275)

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 39

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/20	3/31/19
FROM OPERATIONS:
Net investment income (loss)	$23,595,916	$23,465,391
Net realized gain (loss) on investments	(9,406,642)	(13,604,561)
Change in net unrealized appreciation (depreciation)
on investments	(68,206,549)	(4,767,893)
Net increase (decrease) in net assets resulting
from operations	$(54,017,275)	$5,092,937
DISTRIBUTIONS TO SHAREOWNERS:
($0.81 and $0.79 per share, respectively)	$(23,677,735)	$(22,946,940)
Total distributions to shareowners	$(23,677,735)	$(22,946,940)
Net decrease in net assets	$(77,695,010)	$(17,854,003)
NET ASSETS:
Beginning of year	$289,556,388	$307,410,391
End of year	$211,861,378	$289,556,388

The accompanying notes are an integral part of these financial statements.
40 Pioneer High Income Trust | Annual Report | 3/31/20

Statement of Cash Flows
FOR THE YEAR ENDED 3/31/20

Cash Flows From Operating Activities:
Net decrease in net assets resulting from operations	$ (54,017,275)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(221,150,686)
Proceeds from disposition and maturity of investment securities	251,963,400
Net (accretion) and amortization of discount/premium on investment securities	(1,788,655)
Change in unrealized depreciation on investments in unaffiliated issuers	66,536,124
Change in unrealized depreciation on unfunded loan commitments	11,697
Change in unrealized depreciation on swap contracts	1,432,737
Change in unrealized depreciation on forward foreign currency exchange contracts	100,213
Change in unrealized appreciation on other assets and liabilities denominated
in foreign currencies	(5,727)
Change in unrealized depreciation on written options	127,073
Net realized loss on investments	9,674,733
Net premiums paid on swap contracts	(132,600)
Decrease in interest receivable	564,129
Decrease in dividends receivable	60,809
Increase in due from the Adviser	(1,900)
Decrease in other assets	8,931
Decrease in due to affiliates	(7,577)
Decrease in trustees’ fees payable	(3,747)
Decrease in accrued expenses payable	(58,233)
Decrease in premiums received on written options	128,012
Realized gains on written options	(167,136)
Decrease in cash due to broker	(246,479)
Change in variation margin for centrally cleared swap contracts	19,228
Net cash, restricted cash and foreign currencies from operating activities	$ 53,047,071
Cash Flows Used in Financing Activities:
Decrease in due to custodian	$ (1,596,072)
Payments on borrowings	(26,000,000)
Decrease in interest expense payable	(37,087)
Distributions to shareowners	(23,677,735)
Net cash, restricted cash and foreign currencies used in financing activities	$ (51,310,894)
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	$ 5,727
Cash, restricted cash and foreign currencies:
Beginning of the year*	$ 1,396,566
End of the year*	$ 3,138,470
Cash Flow Information:
Cash paid for interest	$ 3,994,987

*  The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year Ended	Year Ended
	3/31/20	3/31/19
Cash	$1,815,431	$—
Foreign currencies, at value	—	846,625
Swaps collateral	1,146,203	249,941
Swaps and forwards collateral	—	300,000
Due from broker for swaps	176,836	—
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$3,138,470	$1,396,566

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 41

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Per Share Operating Performance
Net asset value, beginning of period	$9.91	$10.52	$10.70	$9.34	$11.89
Increase (decrease) from investment operations: (a)
Net investment income	$0.81	$0.80	$0.85	$0.95	$1.19
Net realized and unrealized gain (loss) on investments	(2.66)	(0.62)	(0.25)	1.38	(2.40)
Net increase (decrease) from investment operations	$(1.85)	$0.18	$0.60	$2.33	$(1.21)
Distributions to shareowners from:
Net investment income and previously undistributed net
investment income	$(0.81)	$(0.79)	$(0.78)	$(0.97)**	$(1.34)**
Net increase (decrease) in net asset value	$(2.66)	$(0.61)	$(0.18)	$1.36	$(2.55)
Net asset value, end of period	$7.25	$9.91	$10.52	$10.70	$9.34
Market value, end of period	$6.42	$8.95	$9.39	$9.87	$10.04
Total return at net asset value (b)	(19.93)%	2.79%	6.38%	26.13%	(10.54)%
Total return at market value (b)	(21.49)%	4.00%	2.94%	8.23%	(11.37)%
Ratios to average net assets of common shareowners:
Total expenses plus interest expense (c)(d)	2.35%	2.41%	2.14%	2.10%	1.67%
Net investment income available to shareowners	8.17%	7.93%	7.88%	9.36%	11.23%
Portfolio turnover rate	36%	33%	29%	48%	24%
Net assets, end of period (in thousands)	$211,861	$289,556	$307,410	$312,757	$271,900

The accompanying notes are an integral part of these financial statements.
42 Pioneer High Income Trust | Annual Report | 3/31/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Total amount of debt outstanding (in thousands)	$99,000	$125,000	$125,000	$125,000	$125,000
Asset coverage per $1,000 of indebtedness	$3,140	$3,316	$3,459	$3,502	$3,175

*	The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.
**
The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust’s NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust’s shares.

(a)	The per-share data presented above is based upon the average common shares outstanding for the periods presented.
(b)
Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)	Expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(d)	Includes interest expense of 1.37%, 1.42%, 1.05%, 1.11% and 0.63%, respectively.

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Trust | Annual Report | 3/31/20 43

Notes to Financial Statements | 3/31/20
1. Organization and Significant Accounting Policies
Pioneer High Income Trust (the “Trust”) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Trust’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust’s distributor (the “Distributor”).
In November 2016, the Financial Account Standard Board (FASB) issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) –Restricted Cash (“ASU 2016-18”), which is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The fund adopted ASU 2016-18 effective with the beginning of the current reporting period, which resulted in changes to the presentation of restricted cash in the Trust’s Statement of Cash Flows and additional disclosures regarding the nature of the restrictions on cash and restricted cash.
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Trust’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Trust has adopted ASU 2017-08 as of March 31, 2020. The implementation of ASU 2017-08 did not have a material impact on the Trust’s financial statements.
44 Pioneer High Income Trust | Annual Report | 3/31/20

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service,
Pioneer High Income Trust | Annual Report | 3/31/20 45

or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust’s shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are
46 Pioneer High Income Trust | Annual Report | 3/31/20

valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust’s securities may differ significantly from exchange prices, and such differences could be material.
At March 31, 2020, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.08% of net assets. The value of these fair valued securities was $171,926.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities
Pioneer High Income Trust | Annual Report | 3/31/20 47

are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2020, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
48 Pioneer High Income Trust | Annual Report | 3/31/20

At March 31, 2020, the Trust reclassified $54,313 to increase distributable earnings (loss) and $54,313 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At March 31, 2020, the Trust was permitted to carry forward indefinitely $12,299,044 of short-term losses and $85,261,164 of long-term losses.
The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$23,677,735	$22,946,940
Total	$23,677,735	$22,946,940

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$2,800,144
Capital loss carryforward	(97,560,208)
Unrealized depreciation	(65,059,429)
Total	$(159,819,493)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.
E.   Risks
The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Trust’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust’s investments in foreign
Pioneer High Income Trust | Annual Report | 3/31/20 49

markets and countries with limited developing markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Trust invests in below investment grade (“high yield”) debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust’s ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust’s investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.
The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems
50 Pioneer High Income Trust | Annual Report | 3/31/20

put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust’s custodian and accounting agent, and American Stock Transfer & Trust Company, the Trust’s transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust’s ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
F.    Insurance-Linked Securities (“ILS”)
The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Trust’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized
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reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust’s structured reinsurance investments, and therefore the Trust’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.
G.   Purchased Options
The Trust may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust’s Statement of Operations. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended March 31, 2020, was $121,738. Open purchased options at March 31, 2020, are listed in the Schedule of Investments.
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H.   Option Writing
The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the year ended March 31, 2020, was $(14,798). Open written options contracts at March 31, 2020, are listed in the Schedule of Investments.
I.    Forward Foreign Currency Exchange Contracts
The Trust may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust’s financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).
During the year ended March 31, 2020, the Trust had entered into various forward foreign currency exchange contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Trust may close out such contract by entering into an offsetting contract.
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The average market value of forward foreign currency exchange contracts open during the year ended March 31, 2020, was $4,890,889. Open forward foreign currency exchange contracts outstanding at March 31, 2020, are listed in the Schedule of Investments.
J.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.
As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk,
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liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at March 31, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended March 31, 2020, was $(463,451). Open credit default swap contracts at March 31, 2020, are listed in the Schedule of Investments.
K.    Interest Rate Swap Contracts
The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Trust negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.
Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Interest rate swap
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contracts are subject to counterparty risk and movements in interest rates. Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities.
The average market value of interest rate swap contracts open during the year ended March 31, 2020, was $78,625. Open interest rate swap contracts at March 31, 2020, are listed in the Schedule of Investments.
L.    Automatic Dividend Reinvestment Plan
All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Trust on terms that differ from the terms of the Plan.
Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date
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the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
M.  Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Trust’s Statement of Assets and Liabilities includes cash on hand at the Trust’s custodian bank and does not include any short-term investments. As of and for the year ended November 30, 2019, the Trust had no restricted cash presented on the Statement of Assets and Liabilities.
2. Management Agreement
The Adviser manages the Trust’s portfolio. Management fees are paid monthly under the Trust’s Advisory Agreement with the Adviser and are calculated daily at the annual rate of 0.60% of the Trust’s average daily managed assets. “Managed assets” means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended March 31, 2020 the net management fee was 0.60% of the Trust’s average daily managed assets, which was equivalent to 0.86% of the Trust’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $180 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2020.
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3. Transfer Agent
American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Trust’s shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.
In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.
4. Master Netting Agreements
The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust’s credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust’s
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collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of March 31, 2020.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$125,251	$(89,100)	$—	$—	$36,151
Bank of New York
Mellon Corp.	26,380	—	—	—	26,380
Goldman Sachs
International	—	—	—	—	—
HSBC Bank USA NA	60,766	(60,766)	—	—	—
State Street Bank &
Trust Co.	—	—	—	—	—
Total	$212,397	$(149,866)	$—	$—	$62,531

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$89,100	$(89,100)	$—	$—	$—
Bank of New York
Mellon Corp.	—	—	—	—	—
Goldman Sachs
International	924,678	—	—	(924,678)	—
HSBC Bank USA NA	169,281	(60,766)	—	—	108,515
State Street Bank &
Trust Co.	30,563	—	—	—	30,563
Total	$1,213,622	$(149,866)	$—	$(924,678)	$139,078

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

5. Additional Disclosures about Derivative Instruments and Hedging Activities
The Trust’s use of derivatives may enhance or mitigate the Trust’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
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Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2020, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Options purchased*	$—	$—	$125,251	$—	$—
Total Value	$—	$—	$125,251	$—	$—

Liabilities:
Written options
outstanding	$—	$—	$89,100	$—	$—
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	—	112,698	—	—
Swap contracts,
at value	185,204	1,080,003	—	—	—
Total Value	$185,204	$1,080,003	$201,798	$—	$—

*  Reflects the market value of purchased option contracts (see Note 1G). These amounts are included in Investment in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2020, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options purchased*	$—	$—	$31,767	$—	$—
Written options	—	—	167,136	—	—
Forward foreign
currency exchange
contracts	—	—	(154,763)	—	—
Swap contracts	174,083	(24,614)	—	—	—
Total Value	$174,083	$(24,614)	$44,140	$—	$—
Change in net
unrealized
appreciation
(depreciation) on:
Options purchased**	$—	$—	$(121,821)	$—	$—
Written options	—	—	(127,073)	—	—
Forward foreign
currency exchange
contracts	—	—	(100,213)	—	—
Swap contracts	(436,403)	(996,334)	—	—	—
Total Value	$(436,403)	$(996,334)	$(349,107)	$—	$—

*  Reflects the net realized gain (loss) on purchased option contracts (see Note 1G). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1G). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
6. Unfunded Loan Commitments
The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations.
As of March 31, 2020, the Trust has the following unfunded loan commitment outstanding:

				Unrealized
Loan	Principal	Cost	Value	Depreciation
Spectacle Gary
Holdings LLC	$100,100	$97,283	$85,586	$(11,697)

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7. Trust Shares
There are an unlimited number of shares of beneficial interest authorized.
Transactions in shares of beneficial interest for the year ended March 31, 2020 and the year ended March 31, 2019 were as follows:

	3/31/20	3/31/19
Shares outstanding at beginning of year	29,231,771	29,231,771
Shares outstanding at end of year	29,231,771	29,231,771

8. Credit Agreement
The Trust has entered into a Revolving Credit Facility (the “Credit Agreement”) agreement with Sumitomo Mitsui Banking Corporation. Loan under the credit agreement are offered at a daily rate equal to the U.S. one month LIBOR rate plus 1.10%. There is no fixed borrowing limit.
At March 31, 2020, the Trust had a borrowing outstanding under the credit agreement totaling $99,000,000. The interest rate charged at March 31, 2020 was 2.96%. During the year ended March 31, 2020, the average daily balance was $124,345,946 at an average interest rate of 3.10%. Interest expense of $3,957,900 in connection with the credit agreement is included in the Statement of Operations.
The Trust is required to fully collateralize its outstanding loan balance as determined by Sumitomo Mitsui. Pledged assets are held in a segregated account and are denoted on the Schedule of Investments.
The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust’s total liabilities not including any bank loans and senior securities, from the Trust’s total assets and dividing such amount by the principal amount of the borrowing outstanding.
9. Subsequent Events
A monthly dividend was declared on April 15, 2020 from undistributed and accumulated net investment income of $0.0675 per share payable April 30, 2020, to shareowners of record on April 16, 2020.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many
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instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer High Income Trust:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Trust (the “Trust”), including the schedule of investments, as of March 31, 2020, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the periods ended March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm whose report, dated May 26, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
64 Pioneer High Income Trust | Annual Report | 3/31/20

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
May 29, 2020
Pioneer High Income Trust | Annual Report | 3/31/20 65

ADDITIONAL INFORMATION (unaudited)
During the period, there have been no material changes in the Trust’s investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust’s charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market. The percentages of the Trust’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 72.93%.
Results of Shareholder Meeting
At an annual meeting held on September 18, 2019, shareholders of the Trust were asked to consider the proposal described below.
A report of the total votes cast by the Trust’s shareholders follows:
Proposal 1 - to elect three Class II Trustees

Nominee	For	Withhold
John E. Baumgardner	25,440,548	1,045,442
Lisa M. Jones	25,471,861	1,014,129
Lorraine H. Monchak	25,445,541	1,040,449

66 Pioneer High Income Trust | Annual Report | 3/31/20

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Morgan, Lewis, Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Trust’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Trust 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer High Income Trust | Annual Report | 3/31/20 67

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (68) Chairman of the Board and Trustee	Class I Trustee since 2006. Term expires in 2021.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (68) Trustee	Class II Trustee since 2019. Term expires in 2022.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Class III Trustee since 2020. Term expires in 2020.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None
Benjamin M. Friedman (75) Trustee	Class III Trustee since 2008. Term expires in 2020.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)

68 Pioneer High Income Trust | Annual Report | 3/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Lorraine H. Monchak (64) Trustee	Class II Trustee since 2015. Term expires in 2022.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (71) Trustee	Class I Trustee since 2003. Term expires in 2021.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (73) Trustee	Class I Trustee since 2014. Term expires in 2021.
Consultant (investment company services) (2012 – present); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None

Pioneer High Income Trust | Annual Report | 3/31/20 69

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)* Trustee, President and Chief Executive Officer	Class II Trustee since 2014. Term expires in 2022.
Director, CEO and President of Amundi Pioneer Asset Management USA, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Asset Management, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since September 2014); Director, CEO and President of Amundi Pioneer Institutional Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
None
Kenneth J. Taubes (62)* Trustee	Class III Trustee since 2014. Term expires in 2020.
Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.; Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional Asset Management, Inc. (since 2009); Portfolio Manager of Amundi Pioneer (since 1999); and Director of Amundi USA, Inc. (since 2017)
None

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust’s investment adviser and certain of its affiliates.
70 Pioneer High Income Trust | Annual Report | 3/31/20

Trust Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board
Vice President and Associate General Counsel of Amundi Pioneer since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; and Vice President and Senior Counsel of Amundi Pioneer from July 2002 to December 2007
None
Carol B. Hannigan (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board
Fund Governance Director of Amundi Pioneer since December 2006 and Assistant Secretary of all the Pioneer Funds since June 2010; Manager – Fund Governance of Amundi Pioneer from December 2003 to November 2006; and Senior Paralegal of Amundi Pioneer from January 2000 to November 2003
None
Thomas Reyes (57) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi Pioneer since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi Pioneer from June 2007 to May 2013	None
Mark E. Bradley (60) Treasurer and Chief Financial and Accounting Officer	Since 2008. Serves at the discretion of the Board
Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the Pioneer Funds since March 2008; Deputy Treasurer of Amundi Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008
None
Luis I. Presutti (55) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Director – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
Gary Sullivan (62) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None

Pioneer High Income Trust | Annual Report | 3/31/20 71

Trust Officers (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Trust	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi Pioneer; and Assistant Treasurer of all of the Pioneer Funds	None
John Malone (48) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance Officer of Amundi Pioneer Asset Management; Amundi Pioneer Institutional Asset Management, Inc.; and the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
None
Kelly O’Donnell (49) Anti-Money Laundering Officer	Since 2006. Serves at the discretion of the Board	Vice President – Amundi Pioneer Asset Management; and Anti-Money Laundering Officer of all the Pioneer Funds since 2006	None

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How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19206-14-0520

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $38,500 payable to Ernst & Young LLP for the year ended March 31, 2020 and $38,500 for the year ended March 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $9,739 payable to Ernst & Young LLP for the year ended March 31, 2020 and $9,739 for the year ended March 31, 2019.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees  in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval	o A summary of all such
for the fund fiscal year within	services and related fees
a specified dollar limit	(including comparison to
for all pre-approved	specified dollar limits)
specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended March 31 2019 and 2020, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,739 payable to Ernst & Young LLP for the year ended March 31, 2020 and $9,739 for the year ended March 31, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

                    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. (“Pioneer”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When
   Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies.
   To satisfy its duty of loyalty, Pioneer must place its client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement
   Pioneer’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by
   Pioneer. Pioneer’s Proxy Voting Policies summarize Pioneer’s position on a number of issues solicited by companies held by Pioneer’s clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer’s Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer’s policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of
   UniCredito.

   Any questions about these policies and procedures should be directed to the
   Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the
   Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer’s Director of Investment Operations (the “Proxy Coordinator”)
   coordinates the voting, procedures and reporting of proxies on behalf of
   Pioneer’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the
   Compliance Department whether Pioneer’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer’s policy as to be voted on a case-by-case basis, that are not covered by Pioneer’s guidelines or where Pioneer’s guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management
   US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision;
   and (iii) the disclosure of any contacts or communications made between
   Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy
   Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under
   “Conflicts of

   Interest.” The Compliance Department will provide a “Conflicts of Interest
   Report,” applying the criteria set forth below under “Conflicts of
   Interest,” to the Proxy Coordinator summarizing the results of its review.
   In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio
   Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy
   Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio
   Management US where such recommendation would go against Pioneer’s interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer’s internal vote recommendation would favor Pioneer’s interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of
   Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer’s interests interfere, or appear to interfere with the interests of Pioneer’s clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o      An affiliate of Pioneer,  such as another company  belonging to the UniCredito  Italiano  S.p.A.  banking group (a “UniCredito
              Affiliate”);

       o      An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o      An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o      A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer’s business.

       o      Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform
              PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the
   Proxy Coordinator and the Compliance Department. The Compliance Department
   will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being

   voted upon against the Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a
   Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer’s lending program or a client’s managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   “Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy
   Coordinator will work with the Portfolio Manager and Investment Operations
   Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations
   Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer’s proxy voting service:

       o   Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering,
           Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o   Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o   Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o    A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o    A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries)
            regarding the subject proxy vote cast by, or the vote
            recommendation of, Pioneer.

       o    Pioneer shall maintain the above records in the client’s file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how
     Pioneer voted with respect to assets held in their accounts. In addition,
     Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer’s Form
     ADV (Part II) disclosure, by separate notice to the client, or through
     Pioneer’s website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer’s: Director of
     Portfolio Management US, Head of Investment Operations, and Director of
     Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer’s Proxy Voting Policies and
     Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short-
   and long-term impact. In many instances, Pioneer believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by
   Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to
   us. Proxy voting issues will be reviewed by Pioneer’s Proxy Voting
   Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the
   Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o    Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o    Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business;
   however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that
   Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o    Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the
            Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o    Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o    Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o    Audit, compensation and nominating committees composed of
            independent directors exclusively.

       o    Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o    Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o    Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o    Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o    Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate
            performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o    Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o    Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o    Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o    Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o    Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead ” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o    Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o    Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans (“poison pills”).

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o    Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o    Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price
            provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o    Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o    Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

       o    Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o    Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o    Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

                                       10

     Capital Structure
     Managements need considerable flexibility in determining the company’s financial structure, and Pioneer normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o    Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in “ordinary” preferred stock.

       o    Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o    Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o    Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to
       100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o    Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company’s financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o    Employee stock ownership plans (ESOPs), as long as shares
            allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o    Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o    Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o    Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o    Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

                                       12

     We will vote on a case-by-case basis on the following issues:

       o    Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o    The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o   Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o   Be a self-replenishing “evergreen” plan, plans that grant
                discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o    All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o    All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

                                       13

     We will vote against:

       o    Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o    Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o    Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o    Change in the state of incorporation. We will support
            reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of
            strengthening takeover defenses.

       o    Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o    Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o    Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

                                       14

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o    Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and
            conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o    Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o    Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o    Classified boards of closed-end mutual funds, but will typically support such proposals.

                                       15

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. “Social
     Issues” may generally be described as shareholder proposals for a company to:

       o    Conduct studies regarding certain issues of public concern and interest;

       o    Study the feasibility of the company taking certain actions with regard to such issues; or

       o    Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2020. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”)
and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                                                                                                                                                               NUMBER OF                ASSETS
                                                                                                                                                               ACCOUNTS                  MANAGED
                                                                                                                                                                MANAGED FOR            FOR WHICH
                                                                                                                                                                WHICH ADVISORY       ADVISORY
                                                                                                    NUMBER OF                                        FEE IS                         FEE IS
NAME OF                                                                                      ACCOUNTS        TOTAL ASSETS          PERFORMANCE-         PERFORMANCE-
PORTFOLIO MANAGER             TYPE OF ACCOUNT                     MANAGED         MANAGED (000’S)      BASED                        BASED (000’S)

Andrew Feltus                            Other Registered Investment
                                                 Companies                                        8                   $5,039,401                 N/A                              N/A

                                                 Other Pooled Investment Vehicles      14                   $8,063,970                 N/A                              N/A
                                                 Other Accounts                                   7                   $1,532,927                 N/A                              N/A

Matthew Shulkin                         Other Registered
                                                 Investment Companies                        4                   $  856,204                 N/A                               N/A
                                                 Other Pooled Investment Vehicles        9                   $3,976,216                N/A                               N/A
                                                 Other Accounts                                   5                   $   638,320                N/A                               N/A

Kenneth Monaghan                     Other Registered Investment
                                                 Companies                                         7                    $1,325,444                N/A                               N/A
                                                 Other Pooled Investment Vehicles      14                    $4,591,022                N/A                               N/A
                                                 Other Accounts                                   4                    $   373,420                N/A                               N/A

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio
Managers” below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’
 investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi
 Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are
  “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons
  (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved,
  Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts.
  Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGER
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi
Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20%
  weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest
  (40%), which, in the case of the fund, is the Bank of America Merrill Lynch
  High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more
Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of March 31, 2020 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


                                                                  BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER              OF THE FUND*

Andrew Feltus                                             C

Matthew Shulkin                                          A

Kenneth Monaghan                                      A

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Pioneer High Income Trust

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer
Date June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 5, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 5, 2020

* Print the name and title of each signing officer under his or her signature.